SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

   Filed by the registrant  [X]

   Filed by a party other than the registrant  [  ]

   Check the appropriate box:

   [ ]  Preliminary proxy statement       [  ]  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))

   [X]  Definitive proxy statement

   [ ]  Definitive additional materials

   [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         LASER Mortgage Management, Inc.
                (Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

         [X]      No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

         (5)      Total fee paid:

------------------------------------------------------------------------------

         [  ]     Fee paid previously with preliminary materials.

------------------------------------------------------------------------------

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

------------------------------------------------------------------------------

         (2)      Form, schedule or registration statement no.:

------------------------------------------------------------------------------

         (3)      Filing party:

------------------------------------------------------------------------------

         (4)      Date filed:

                         LASER MORTGAGE MANAGEMENT, INC.

                                -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 7, 2000
                                -----------------


          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of LASER Mortgage Management, Inc. (the "Company") will be held at Ricker Auditorium, 180 Maiden Lane, New York, New York 10038, on June 7, 2000 at 8:30 a.m. for the following purposes:

          1. To elect one Class II Director to serve for a two-year term and two Class III Directors to serve for three-year terms, and until each such director's successor is duly elected and qualified;

          2. To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2000; and

          3. To transact such other business as may properly come before the meeting, or any adjournment thereof.

          Stockholders of record at the close of business on April 20, 2000 shall be entitled to notice of, and to vote at, the meeting.

                                     By order of the Board of Directors,



                                     /s/ Charles R. Howe II
                                     Secretary


Dated:   New York, New York
         April 28, 2000


          IMPORTANT: PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

                         LASER MORTGAGE MANAGEMENT, INC.
                               65 EAST 55TH STREET
                            NEW YORK, NEW YORK 10022

                                 ---------------

                                 PROXY STATEMENT
                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD JUNE 7, 2000
                                 ---------------

          The accompanying proxy is solicited by the Board of Directors of LASER Mortgage Management, Inc., a Maryland corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on June 7, 2000, at 8:30 a.m., at Ricker Auditorium, 180 Maiden Lane, New York, New York 10038, or any adjournment thereof, at which stockholders of record at the close of business on April 20, 2000 shall be entitled to vote. The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting to Stockholders. The cost of solicitation of proxies will be borne by the Company. The Company may use the services of its directors, officers, employees and others to solicit proxies, personally or by telephone; arrangements also may be made with brokerage houses and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. The Company may reimburse such solicitors for reasonable out-of-pocket expenses incurred by them in soliciting, but no compensation will be paid for their services. Any proxy granted as a result of this solicitation may be revoked at any time before its exercise.

          THE ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 ACCOMPANIES THIS PROXY STATEMENT. THE DATE OF THIS PROXY STATEMENT IS THE APPROXIMATE DATE ON WHICH THIS PROXY STATEMENT AND FORM OF PROXY WERE FIRST SENT OR GIVEN TO STOCKHOLDERS. THE COMPANY WILL FURNISH WITHOUT CHARGE (OTHER THAN A REASONABLE CHARGE FOR ANY EXHIBIT REQUESTED) TO ANY STOCKHOLDER OF THE COMPANY WHO SO REQUESTS IN WRITING, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FOR THE YEAR ENDED DECEMBER 31, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). ANY SUCH REQUEST SHOULD BE DIRECTED TO LASER MORTGAGE MANAGEMENT, INC., 65 EAST 55TH STREET, NEW YORK, NEW YORK 10022, ATTENTION:
SECRETARY. THE COMPANY'S FILINGS WITH THE SEC, INCLUDING THIS PROXY STATEMENT AND THE COMPANY'S ANNUAL REPORT ON FORM 10-K, ARE ALSO AVAILABLE ON THE SEC'S WEB SITE (HTTP://WWW.SEC.GOV).

          If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the proxy card will vote FOR the election of the nominees proposed by the Board of Directors, FOR ratification of the appointment of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ending December 31, 2000 and as recommended by the Board of Directors with regard to all other matters or, if no such recommendation is given, in their own discretion. Each stockholder may revoke a previously granted proxy at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted proxy.

          Pursuant to the Bylaws, the Board of Directors has fixed the time and date for the determination of stockholders entitled to vote at the meeting, notwithstanding any transfer of any stock on the books of the Company thereafter. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on April 20, 2000 will constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. If a quorum is present, (1) a plurality of the votes cast at the Meeting is required for election as a director and (2) the affirmative vote of the majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote is required for all other matters. On April 20, 2000, the Company had outstanding and entitled to vote with respect to all matters to be acted upon at the meeting 14,839,583 shares of common stock. Each holder of common stock is entitled to one vote for each share of stock held by such holder. Abstentions are counted in the calculation of the votes cast with respect to any of the matters submitted to a vote of stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. If the proxy is signed and returned without specifying choices, the shares will be voted in favor of the election of the nominees proposed by the Board of Directors and in favor of the appointment of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ending December 31, 2000.

          It is expected that the following business will be considered at the meeting and action taken thereon:

ITEM 1:  ELECTION OF DIRECTORS

          The Company's Amended and Restated Articles of Incorporation and Bylaws provide that the Board of Directors shall consist of five directors, divide the Board of Directors into three classes, Class I, II and III, with the classes serving staggered three-year terms, and provide that the number of directors may be changed by a majority vote of the entire Board of Directors. The Company's Bylaws provide that, except in the case of a vacancy, a majority of the members of the Board of Directors will be at all times directors (the "Independent Directors") that are not affiliated, directly, or indirectly, with Mariner Mortgage Management, L.L.C. (the "Manager"), who is responsible for the day-to-day operations of the Company, subject to the supervision of the Board of Directors, and that any vacancies may be filled by a majority vote of the remaining directors.

CURRENT NOMINEES

          At the Annual Meeting, one Class II director is scheduled to be elected to serve for a two-year term and two Class III directors are scheduled to be elected to serve for three-year terms, and until each such director's successor is duly elected and qualified. The names, ages and principal occupations during the past five years of the nominees and the year each nominee first became a director of the Company are as follows:

NOMINEE FOR CLASS II DIRECTOR - TERM EXPIRING AFTER 2002

          RONALD J. ARTINIAN, age 52, is a private investor in First Real Estate Investment Trust of New Jersey and, since 1992, has been a member of its Board of Trustees and a member of its Executive and Audit Committees. Before his involvement with First Real Estate Investment Trust of New Jersey, Mr. Artinian held various positions at Smith Barney Inc. from 1989 to 1998, including Senior Managing Director - National Manager of Taxable Fixed Income, and was the Executive Vice President - National Manager of Taxable Fixed Income for Lehman Brothers Inc. from 1976 to 1989.

NOMINEES FOR CLASS III DIRECTOR - TERM EXPIRING AFTER 2003

          WILLIAM J. MICHAELCHECK, age 53, has been the President and Chief Executive Officer of the Company since November 1999 and the Chairman and Sole Member of the Manager since its inception in October 1999. Mr. Michaelcheck has been the Chairman and sole stockholder of Mariner Investment Group, Inc. ("Mariner") since 1992. Formerly, he was Executive Vice President of the Bear Stearns Companies Inc. and a Senior Managing Director of Bear, Stearns & Co. Inc., where he was co-head of the Fixed-Income Department and also responsible for a large segment of the firm's trading activities and risk management. Mr. Michaelcheck joined Bear Stearns in 1979 as co-creator of the Government Bond Department, becoming a General Partner in 1981 and a Senior Managing Director when Bear Stearns became a publicly-held corporation. He was named Executive Vice president in 1987, and served on the firm's Executive Committee and Management and Compensation Committee until leaving Bear Stearns in October 1992.

          JONATHAN ILANY, age 46, has been a director of the Company since 1998 and is the Chief Executive Officer and a director of Angiosonics, Inc., a private medical device company with operations in the United States and Israel. Before joining Angiosonics, Inc. in 1996, Mr. Ilany was, since 1987, a Senior Managing Director of Bear Stearns and served on the Board of Directors of The Bear Stearns Companies Inc. until 1995.

          Unless authorization is withheld, the persons named as proxies will vote FOR the nominees for director listed above unless otherwise specified by the stockholder. If a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. If additional persons are nominated for election as a director, the proxy holders intend to vote all proxies received by them for the nominees listed above and against any other nominees. As of the date of this Proxy Statement, the Board of Directors is not aware that any nominee is unable or will decline to serve as director. Jonathan Ilany currently is serving as director of the Company. The election to the Board of Directors of the nominees identified in this Proxy Statement will require a plurality of the votes cast, in person or by proxy, at the Annual Meeting.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES NAMED ABOVE.

CONTINUING DIRECTORS

          The names, ages and principal occupations during the past five years of the continuing directors and the year each person first became a director of the Company are as follows:

CONTINUING CLASS I DIRECTOR - TERM EXPIRING AFTER 2001

          STUART H. COLEMAN, age 45, has been a director of the Company since 1998 and a partner in the law firm of Stroock & Stroock & Lavan LLP in New York, New York for more than five years. Such firm and Mr. Coleman have performed legal services for the Company. The aggregate amount of fees paid by the Company to Stroock & Stroock & Lavan LLP was less than 5% of the law firm's gross revenues for the last fiscal year.

CONTINUING CLASS II DIRECTOR - TERM EXPIRING AFTER 2002

          FREDERICK N. KHEDOURI, age 49, has been a director of the Company since 1997 and is a Senior Managing Director of Bear Stearns and head of the firm's Financial Institutions Group, which provides investment banking services to the banking, thrift, insurance, investment management and specialty finance industries. Before joining Bear Stearns at the end of 1986, Mr. Khedouri was Associate Director of the White House Office of Management and Budget from 1981 to 1985 and Deputy Chief of Staff for Vice President George Bush in 1985 and 1986. After joining Bear Stearns he was appointed by President Ronald Reagan to the Board of Directors of the Securities Investor Protection Corporation in 1987. Bear Stearns served as a managing underwriter of the Company's initial public offering of common stock.

INFORMATION REGARDING THE BOARD OF DIRECTORS

          The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. Messrs. Artinian, Khedouri and Ilany will serve on the Audit Committee and Messrs. Khdeouri and Ilany currently serve on the Compensation Committee. The Audit Committee is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities by recommending independent auditors and reviewing the Company's financial reports and other financial information, the audit plan, the Company's systems of internal controls regarding accounting, finance, legal compliance and ethics, the audit report, the management letter and the Company's auditing, accounting and financial reporting process generally. The Compensation Committee is responsible for recommending to the Board of Directors the Company's executive compensation policies for the Company's executive officers and for administering the Company's Stock Incentive Plan.

          During the year ended 1999, there were 17 meetings of the Board of Directors. The responsibilities of the Audit Committee and Compensation Committee were handled by the entire Board of Directors.

          The Company is not aware of any family relationship between any director, executive officer or person nominated to become a director or executive officer.

COMPENSATION OF DIRECTORS

          The Company pays each non-employee director compensation of $10,000 per annum and a fee of $500 for each meeting of the Board of Directors that he attends. However, the directors may be granted awards from time to time pursuant to the Company's 1997 Stock Incentive Plan. The Company reimburses each director for ordinary and necessary expenses related to such director's attendance at Board of Directors and committee meetings. During 1999, no options were granted to any directors under the 1997 Stock Incentive Plan.

MANAGEMENT OF THE COMPANY

          The executive officers of the Company and their positions are as follows:


        NAME                                         AGE                  POSITION WITH THE COMPANY
        ----                                         ---                  --------------------------
        William J. Michaelcheck................       53      Chief Executive Officer and President
        Charles R. Howe II.....................       38      Chief Financial Officer, Treasurer  and Secretary

          The executive officers serve at the discretion of the Board of Directors. Biographical information regarding Mr. Michaelcheck is provided above and Mr. Howe is provided below.

          CHARLES R. HOWE II has been the Chief Financial Officer, Treasurer and Secretary of the Company since January 2000 and the Chief Financial Officer of the Manager since its inception and of Mariner for more than five years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's common stock as of March 30, 2000, by (i) each executive officer, director and nominee for director, (ii) any person known to the Company to be the beneficial owner of five percent or more of the common stock and (iii) all directors and executive officers as a group. Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to the knowledge of the Company, sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

                                                                             SHARES
                                                                       BENEFICIALLY OWNED
                                                                     ----------------------
   NAME AND ADDRESS OF BENEFICIAL OWNER (1)                          NUMBER
   ----------------------------------------                         OF SHARES         PERCENT
                                                                    ----------       ---------
   William J. Michaelcheck (2) ...............................        836,900         5.6%
   Frederick N. Khedouri (3)..................................         37,500           *
   Ronald J. Artinian.........................................              0           *
   Stuart H. Coleman..........................................              0           *
   Jonathan Ilany.............................................              0           *
   Charles R. Howe II (2).....................................        836,900         5.6%
   Highfields Capital Management L.P. (4).....................      3,275,900         22.2%
   Legg Mason, Inc. (5).......................................      1,938,330         13.0%
   Kingdon Capital Management LLC (6).........................      1,617,600         10.9%
   New Ellington Partners LP (7)..............................      1,475,000         9.9%
   SLS Management (8).........................................      1,180,900         7.9%
   K Capital Partners LLC (9).................................        924,500         6.2%
   Mariner Investment Group, Inc. (2).........................        836,900         5.6%
   All directors and executive officers as a group (6 persons)        874,400         5.9%
           ---------------
           *      Less than one percent

(1) The address of each of the executive officers, directors and nominees for director of the Company is c/o LASER Mortgage Management, Inc., 65 East
     55th Street, New York, New York 10022. The address of Highfields Capital
     Management L.P. is 200 Clarendon Street, 51st Floor, Boston, Massachusetts
     02117. The address of Legg Mason, Inc. is 100 Light Street, Baltimore,
     Maryland 21202. The address of Wellington Management Company, LLP is 75
     State Street, Boston, Massachusetts 02109. The address of Kingdon Capital
     Management LLC is 152 West 57th Street, New York, New York 10019. The address of New Ellington Partners LP is 53 Forest Avenue, Old Greenwich,
     Connecticut 06870. The address of SLS Management, LLC is 140 West 57th
     Street, New York, New York 10019. The address of K Capital Partners LLC is
     441 Stuart Street, Boston, Massachusetts 02116. The address of Mariner
     Investment Group, Inc. is 65 East 55th Street, New York, New York 10022.
(2) Based on Schedule 13D filed on November 12, 1999. Includes all of the shares of common stock owned beneficially by clients advised by Mariner
     Investment Group, Inc., of which Mr. Michaelcheck is the sole shareholder and Mr. Howe is the Chief Financial Officer.
(3)  Includes 7,500 options which are currently exercisable.
(4)  Based on Schedule 13G filed on February 16, 1999.
(5) Based on Schedule 13G filed on February 12, 1999. Includes all of the shares of common stock owned beneficially by certain mutual funds advised by Legg Mason, Inc.
(6)  Based on Schedule 13G/A filed on January 11, 2000.
(7)  Based on Schedule 13D filed on November 5, 1999.
(8)  Based on Schedule 13G/A filed on February 14, 2000.
(9)  Based on Schedule 13G filed on September 17, 1999.



EXECUTIVE COMPENSATION

          The Company has not paid any annual compensation to its executive officers for their services as executive officers of the Company since its inception other than as set forth below in the summary compensation table:

                           SUMMARY COMPENSATION TABLE


NAME
----                                                                         Long Term          All Other
                                Year         Salary           Bonus         Compensation       Compensation
                              --------     ----------      ----------      --------------     ---------------
Robert J. Gartner.........      1999        $600,000           N/A               N/A                 N/A

--------------
(1)  Mr. Gartner resigned as Vice President, Treasurer and Secretary of the
     Company in November 1999.

GRANTS OF AWARDS

          During the year ended December 31, 1999, no deferred stock awards were granted and all employees which had been previously granted deferred stock awards left the Company and the awards were accelerated or terminated.

                          DEFERRED STOCK AWARDS IN 1999

          The following table shows the value of shares of deferred stock granted to the executive officers which vested in 1999. No deferred stock awards were granted in 1999.


           NAME                                              Value of Deferred Stock (1)
           ----                                            --------------------------------
           Peter T. Zimmermann (2)..................                    $ 20,391
           Robert J. Gartner (3)....................                    $ 70,625
             ---------------
               (1)  The deferral period under these awards expired, and the stock was issued, at the rate of 6.25% per quarter
                    commencing on January 2, 1998. No dividends or dividend
                    equivalents were paid on deferred stock until the deferral period expired.
               (2)  Mr. Zimmermann resigned as Vice President and Chief
                    Operating Officer in January 1999.
               (3)  Mr. Gartner resigned as Vice President, Treasurer and
                    Secretary in November 1999.

          No stock options or stock appreciation rights were outstanding as of December 31, 1999 and no executive officer of the Company exercised any stock options during 1999.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than 10% of the Company's common stock to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all such reports they file.

          Based solely on a review of the copies of such reports furnished to the Company, or written representations that no Form 5 was required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with through December 31, 1999, except that William J. Michaelcheck failed to file timely a Form 3 for November 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          No interlocking relationship exists between members of the Company's Board of Directors or the Compensation Committee or officers responsible for compensation decisions and the board of directors or compensation committee of any other company, nor has such interlocking relationship existed in the past.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          On November 1, 1999, the Company announced that the Manager agreed to serve as the external manager of the Company and be responsible for day-to-day management of the Company's investments. William J. Michaelcheck, the Chairman of the Manager, was appointed President and Chief Executive Officer of the Company. Upon completion of the transition to the Manager, the Company terminated its consulting arrangement with BlackRock Financial Management, Inc. and Robert J. Gartner, who was Vice President of the Company and responsible for day-to-day investment decisions for the Company, resigned.

          Under the Company's agreement with the Manager, the Manager is entitled to receive an (1) annual base management fee payable monthly in cash equal to 0.45% of the aggregate value of the Company's outstanding equity as of the end of such month and (2) incentive fee payable annually in newly issued stock of the Company. The incentive fee will equal:

          o 10% of the amount by which the market price of the Company's common stock (plus any distributions) at the end of 12 months exceed $3.63 per share (which approximates the average closing price of the Company's common stock for the fifteen days ended October 29, 1999) up to the equivalent of $4.00 per share;

          o    15% of amounts over $4.00 per share up to $4.50 per share; and

          o    20% of amounts over $4.50 per share.

          The agreement has a one-year term, but is terminable by the Company without cause or penalty on 30 days' notice. The Manager may terminate the agreement in limited circumstances. In addition, Mariner is entitled to receive a minimum fee if the Company adopts a plan of liquidation before the agreement expires.

          As of December 31, 1999, the Company accrued approximately $42,000 in management fees to the Manager.

          In January 2000, Charles R. Howe II, the Chief Financial Officer of the Manager, was appointed Vice President, Treasurer and Secretary of the Company. Stuart H. Coleman, a partner in the law firm of Stroock & Stroock & Lavan LLP, is a director of the Company. Such firm and Mr. Coleman perform legal services for the Company.

          The Company and LASER Advisers Inc. (the "Former Manager") terminated the management agreement (the "Former Management Agreement"), pursuant to which the Former Manager served as investment adviser to the Company, effective as of February 28, 1999. In connection therewith, the Company agreed to pay to the Former Manager: (a) $416,505, which represented the base management fee payable under the Former Management Agreement for the fourth quarter of 1998; (b) $708,495, which the Company and the Former Manager agreed to as the quarterly incentive fee for the fourth quarter of 1998; and (c) $500,000 for services performed under the Former Management Agreement for the period January 1, 1999 through February 28, 1999 and for certain transition services with respect to internalizing the advisory function. Michael L. Smirlock, a former director and the former Chief Executive Officer and President of the Company, was the majority stockholder and a director of the Former Manager.

PERFORMANCE GRAPH

          The following graph presents a comparison of cumulative total returns for the Company's common stock since inception with the S&P 500 index and the Bloomberg L.P. BBREIT Mortgage Index ("MREIT"), a capitalization-weighted index of infinite life mortgage REITs having a market capitalization of $15 million or greater.


                  [OBJECT OMITTED]


ITEM 2:  RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

          The Board of Directors of the Company has selected the accounting firm of Deloitte & Touche LLP as independent auditors of the Company for the year ending December 31, 2000. Deloitte & Touche LLP has served as the Company's independent auditors since the Company's inception. A representative of Deloitte & Touche LLP is expected to be present at the meeting with the opportunity to make a statement if such representative so desires and to respond to appropriate questions.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S AUDITORS.

ITEM 3:  OTHER MATTERS

          At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is that hereinabove set forth. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

STOCKHOLDER PROPOSALS:  2001 ANNUAL MEETING

          Proposals of stockholders intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company on or prior to December 7, 2000, to be eligible for inclusion in the Company's Proxy Statement and form of proxy to be used in connection with the 2001 Annual Meeting.

                                         By order of the Board of Directors,



                                         /s/ Charles R. Howe II
                                         Secretary

New York, New York
April 28, 2000

                         LASER MORTGAGE MANAGEMENT, INC.
             Annual Meeting of Shareholders to be held June 7, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



    P    The undersigned, revoking any proxy heretofore given, hereby appoints
    R    Charles R. Howe II proxy of the undersigned with full power of
    O    substitution, with respect to all of  the shares of stock of LASER
    X    MORTGAGE MANAGEMENT, INC. ("LASER")  which the undersigned is entitled
    Y to vote at LASER'S Annual Meeting of Shareholders to be held on Wednesday, June 7, 2000, and at any adjournment thereof.


      (Continued, and to be marked, dated and signed, on the reverse side)

                                                            SEE REVERSE
                                                            SIDE

                                   DETACH HERE
     Please mark
 [X]  vote as in this
     example

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

1.   ELECTION OF DIRECTOR:  To elect one       FOR [ ] AGAINST [ ] ABSTAIN [ ]
     (1) nominee for Class II Director
     listed below for a term of two       2. Proposal to ratify and approve the
     years and two (2) nominees for          appointment of Deloitte & Touche
     Class III Director listed below         LLP as independent auditors of
     for a term of three years.              LASER for the fiscal year ending
                                             December 31, 2000.
  Nominee:  Ronald J. Artinian - Class
  II Director                             3. In their discretion, upon any other
  [ ]  FOR            [ ] WITHHELD           matters which may properly come
       NOMINEE            FROM               before the meeting or any
                          NOMINEE            adjournment thereof.

  Nominee:  William J. Michaelcheck -        Receipt of the Notice of Annual
  Class III Director                         Meeting and of the Proxy Statement
  [ ]  FOR            [ ] WITHHELD           and Annual Report to Shareholders
       NOMINEE            FROM               of LASER is hereby acknowledged.
                          NOMINEE            PLEASE DATE, SIGN AND RETURN THIS
                                             PROXY PROMPTLY USING THE ENCLOSED
  Nominee:  Jonathan Ilany - Class           ENVELOPE.
  III Director                               Your signature should appear the
  [ ]  FOR           [  ]  WITHHELD          same as your name appears hereon.
       NOMINEE             FROM              If signing as attorney, executor,
                            NOMINEE          administrator, trustee or
                                             guardian, please indicate the
                                             capacity in which signing. When
                                             signing as joint tenants, all
                                             parties to the joint tenancy must
                                             sign. When the proxy is given by a
                                             corporation, it should be signed by
                                             an authorized officer.

                                                 MARK HERE
                                                 FOR ADDRESS [  ]
                                                 CHANGE AND
                                                 NOTE AT LEFT


Signature______________   Date______   Signature_______________   Date_________